-31-



                    SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [ X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
        Confidential, for Use of the Commission Only (as permitted by Rule 14-6 (e)(2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     GLOBAL INDUSTRIES, LTD.

        (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.


          1) Title of each class of securities to which transaction applies:


          2)     Aggregate   number   of  securities   to   which
          transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calculated and state how it was determined)


          4)   Proposed maximum aggregate value of transaction:


          5)   Total Fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the
     previous           filing          by           registration
     statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


          3)   Filing Party:


          4)   Date Filed:






                             [LOGO]

                    GLOBAL INDUSTRIES, LTD.
                       107 Global Circle
                  Lafayette, Louisiana  70503

         NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                  TO BE HELD ON AUGUST 5, 1998

Dear Shareholder:

      You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Global Industries, Ltd. on Wednesday, August 5, 1998. The meeting will be held at The Houstonian Hotel & Conference Center, 111 North Post Oak Lane, Houston, Texas at 10:00 a.m., local time.

      As set forth in the accompanying Proxy Statement, the meeting will be held for the following purposes:

          1.    To  elect six directors  to  hold
                office  until  the  next annual   meeting  of
                shareholders and until their successors have been elected and qualified.

          2. To consider and vote on a proposal to approve the Global Industries, Ltd. 1998 Equity Incentive Plan.

          3.    To transact such other business as
                may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 26, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the 1998 Annual Meeting or any adjournment thereof. A list of shareholders will be available for examination at the Annual Meeting and at the office of the Company for the ten days prior to the Annual Meeting.

                            By  Order  of  the  Board  of Directors

                                   [sign. cert]

                                   Michael J. McCann
                                   Vice President
Lafayette, Louisiana
July  8, 1998



     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.





                     GLOBAL INDUSTRIES, LTD.
                       107 Global Circle
                  Lafayette, Louisiana  70503



    PROXY STATEMENT FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

                  To be held on August 5, 1998

      This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of Global Industries, Ltd., a Louisiana corporation (the "Company" or "Global"), in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies for use at the 1998 Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held on Wednesday, August 5, 1998, at 10:00 a.m., local time, at The Houstonian Hotel & Conference Center, 111 Post Oak Lane,
Houston, Texas, and any adjournment thereof. This Proxy Statement and the accompanying proxy card are being first mailed to shareholders on or about July 8, 1998.

      The execution and return of the enclosed proxy will not affect in any way a shareholder's right to attend the Annual Meeting. Furthermore, a shareholder may revoke his or her proxy at any time before it is exercised (a) by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or (b) by appearing and voting in person at the Annual Meeting. Unless otherwise marked, properly executed proxies in the form of the accompanying proxy card will be voted (i) FOR the election of the six nominees to the Board of Directors of the Company listed below and (ii) FOR approval of the Company's 1998 Equity Incentive Plan.

      On June 26, 1998, the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting, the Company had outstanding 91,940,471 shares of Common Stock. The holders of Common Stock are entitled to one vote per share. The Common Stock is the only class of voting securities outstanding. The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum.

                     ELECTION OF DIRECTORS

      Pursuant to the Company's bylaws, the Board of Directors currently consists of six positions. Six Directors will be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected and qualified. A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect each director. Accordingly, under Louisiana law, the Company's Amended and Restated Articles of Incorporation and bylaws, abstentions and broker non-votes
(which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to the particular item) are not counted and have no effect on the election of directors. Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote in favor of the nominees listed below. Each of the nominees is now a director of the Company and was nominated by the Board of Directors. Although the Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected, should any of the nominees become unable to serve prior to the Annual Meeting, the proxies will be voted for the election of such other persons as may be nominated by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF THE NOMINEES NAMED BELOW.

      Set forth below is the name and certain information regarding each of the six nominees for election as a director:

      William J. Dore', 55, is the Company's founder and has been Chairman of the Board of Directors, President and Chief Executive Officer since 1973. Mr. Dore' has over 25 years of experience in the diving and marine construction industry and is a past President of the Association of Diving Contractors. He received an M.Ed. degree from McNeese State in 1966. Mr. Dore' is currently a member of the Board of Directors of Noble Drilling Corporation and the executive committee of the Board of Directors of the National Ocean Industries Association.

      Michael J. McCann, 50, joined the Board of Directors of the Company in February 1998. Mr. McCann was also named Vice President,
Chief  Financial  Officer and Treasurer  in  February  1998.   He
joined  the  Company  in July 1996 as Vice  President  and  Chief
Administrative  Officer.   Prior to joining  Global,  Mr.  McCann
served  18  years with Sub Sea International, Inc. where  he  was
most  recently  the Chief Financial Officer and  Controller.   He
received an MBA from Loyola University in 1977. Mr. McCann is a certified public accountant.

     Michael J. Pollock, 52, joined the Board of Directors of the Company in 1992. Mr. Pollock retired from the Company in February 1998. He was employed by the Company for eight years, most recently as Vice President, Chief Financial Officer and Treasurer. From September 1990 to December 1992, Mr. Pollock was Treasurer and Chief Financial Officer of the Company and was Vice President, Chief Administrative Officer from December 1992 until April 1996. He received a B.S. degree from the University of Southwestern Louisiana in 1967. Mr. Pollock is a certified public accountant and a certified internal auditor.

      James C. Day, 55, joined the Board of Directors of the Company in February 1993. Mr. Day has been Chairman of the Board of Directors of Noble Drilling Corporation, a Houston, Texas based offshore drilling contractor, since October 1992, and has been President and Chief Executive Officer of Noble Drilling since January 1984. He has held executive positions with the International Association of Drilling Contractors, the National Ocean Industries Association, and the Independent Petroleum Association of America. Mr. Day received a B.S. degree in Business Administration from Phillips University. In addition to being a director of Noble Drilling Corporation, he is a director of Noble Affiliates, Inc.

      Edward P. Djerejian, 59, joined the Board of Directors of the Company in February 1996. Since August 1994, Mr. Djerejian has been the director of the James A. Baker II Institute of Public Policy at Rice University. A former United States Ambassador, he was nominated by President Clinton to serve as U.S. Ambassador to Israel in 1993. During his more than thirty years in the United States Foreign Service, Mr. Djerejian served as deputy chief of the U.S. mission to the Kingdom of Jordan, as U.S. Ambassador to the Syrian Arab Republic, and as Assistant Secretary of State for Near Eastern Affairs under Presidents Bush and Clinton. He received the Department of State's Distinguished Service Award in 1993 and the President's Distinguished Service Award in 1994. Mr. Djerejian is a graduate of the School of Foreign Service at Georgetown University and serves on the Board of Directors of Occidental Petroleum Corporation.

      Myron J. Moreau, 64, joined the Board of Directors of the Company in February 1993. Mr. Moreau retired from Chevron U.S.A. Inc. in 1992 where he was employed for 31 years. From 1990 until 1992, he was General Manager of Support Services for Chevron's Gulf of Mexico Production Business Unit, and from 1988 until 1990, he was Division Manager at Chevron in Lafayette, Louisiana. Prior to 1988, Mr. Moreau held various domestic and foreign assignments with Chevron, including assignments in the United Kingdom and Indonesia. Mr. Moreau received a degree in Chemical Engineering from the University of Southwestern Louisiana in 1959.




                    DIRECTORS AND COMMITTEES

Attendance and Fees

      The Company's Board of Directors held four meetings in fiscal 1998. Each director attended all meetings of the Board of Directors and the committees on which he served during fiscal
1998.

      All non-employee directors of the Company are entitled to receive an annual retainer of $20,000, paid semiannually, and are reimbursed for ordinary and necessary expenses incurred in attending Board or committee meetings. Each non-employee director receives a $650 meeting fee for each Board meeting or committee meeting attended. In addition, each non-employee director of the Company also receives an annual award of 4,000 shares of Common Stock on August 1 of each year pursuant to the Company's Non-Employee Director Stock Plan (the "Directors Plan"). The aggregate fair market value of the shares of Common Stock received by a non-employee director in any one year, however, may not exceed 75% of such director's cash compensation for his or her services as a director of the Company for the immediately preceding twelve months. If the fair market value of the shares to be awarded on any August 1 exceeds this limitation, the number of shares awarded is automatically reduced. No shares received by a non-employee director through the Directors Plan may be transferred for a period of six months, except in the case of death or disability. Under the Directors Plan, 52,036 shares remain available for grants to non-employee directors under the Directors Plan but no shares may be granted after December 2002. Mr. Day received awards of 4,000, 2,744, and 1,224 shares of Common Stock under the Directors Plan on August 1, 1995, 1996, and 1997, respectively. Mr. Moreau received 4,000, 2,744, and 1,160 shares on August 1, 1995, 1996, and 1997, respectively. Mr. Djerejian received 1,268 and 1,224 shares on August 1, 1996 and 1997, respectively.

Committees

      The Board of Directors has established the following standing committees:

      Audit Committee. The Audit Committee annually reviews and recommends to the full Board of Directors the firm to be engaged to audit the accounts of the Company and its subsidiaries. Additionally, the Audit Committee reviews with such independent auditor the plan and results of the auditing engagement and the scope and results of the Company's procedures for internal auditing, makes inquiries as to the adequacy of internal accounting controls, and considers the independence of the
auditors.   During  fiscal 1998, the Audit  Committee  held  four
meetings. The Audit Committee is currently comprised of four directors: Mr. Moreau (Chairman), Mr. Day, Mr. Djerejian and Mr. Pollock.

       Compensation Committee. The Compensation Committee's responsibility is to approve the compensation arrangements for senior management of the Company, including establishment of salaries and bonuses and other compensation for executive officers of the Company; to approve any compensation plans in which officers and directors of the Company are eligible to participate and to administer such plans, including the granting of stock options or other benefits under any such plans; and to review significant issues that relate to changes in benefit plans. The Compensation Committee held two meetings during fiscal 1998. The Compensation Committee is currently comprised of two directors: Mr. Djerejian (Chairman) and Mr. Moreau.

Compensation Committee Interlocks and Insider Participation

      Mr. James C. Day, a director of the Company who served on the Company's Compensation Committee during fiscal 1998, is Chairman of the Board, President and Chief Executive Officer of
Noble  Drilling  Corporation  and  Mr.  William  J.  Dore',    the
Company's Chairman of the Board, President and Chief Executive Officer, is a director and member of the compensation committee of Noble Drilling Corporation.

Certain Transactions

      The Company leases an office building and adjacent land on which it has built a training facility in Lafayette, Louisiana from William J. Dore', the Chairman of the Board, President and Chief Executive Officer. The lease agreements with Mr. Dore' for the Lafayette office building and adjacent land currently provide for aggregate monthly lease payments of $3,917 and expire on December 31, 1998. The Company made aggregate lease payments to Mr. Dore' under these lease agreements of $47,004 during fiscal 1998.

                          SECURITY OWNERSHIP

      The table below sets forth the ownership of the Company's Common Stock, as of June 26, 1998, by (i) each of the Company's directors and nominees to become a director, (ii) each executive officer named in the Summary Compensation Table included under "Compensation of Executive Officers," (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially 5% or more of the outstanding Common Stock. Except as otherwise indicated, the persons listed below have sole voting power and investment power over the shares beneficially held by them.

                                   Shares Owned
                                   Beneficially
          Name                   Number      Percent

William J. Dore' (1)           26,497,895      28.8
James J. Dore' (2)                157,547        *
Lawrence C. McClure (2)            64,046        *
R. Clay Etheridge (2)              18,000        *
Michael J. McCann (2)               8,130        *
James C. Day                       12,768        *
Michael J. Pollock (2)(3)          10,308        *
Myron J. Moreau                     3,852        *
Edward P. Djerejian                 2,492        *

All directors and executive
officers as a group
 (10 persons)                  26,817,319      29.2



*    Less than 1%
(1)  Includes  977,867  shares held by the Company's  Retirement
     Plan  of  which Mr. Dore' acts as Trustee.   Mr.  Dore'
     disclaims beneficial ownership of all of such shares except the 213,384 shares held by the Retirement Plan allocated to his account.
(2) Includes shares issued pursuant to restricted stock awards granted to Mr. James Dore' - 24,560 shares; Mr. McClure - 6,400 shares; Mr. Etheridge - 11,000 shares; and all executive officers as a group - 41,960 shares; shares allocated to such person's account in the Retirement Plan as follows: Mr. James Dore' - 10,701 shares; Mr. McClure - 3,223 shares; and Mr. Pollock - 1,190 shares; and all directors and executive officers as a group
     - 977,867 shares; and the shares issuable upon exercise of stock options exercisable within 60 days as follows: Mr. James Dore' - 117,920 shares; Mr. McClure - 49,600 shares; Mr. Etheridge - 6,000 shares; Mr. McCann - 8,000 shares; and all directors and executive officers as a group - 181,520 shares.
(3) Mr. Pollock retired from the Company during the fourth quarter of fiscal 1998. He continues as a director.


                 COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation paid or accrued for services rendered in all capacities to the Company during the last three fiscal years to the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers who earned more than $100,000 in salary and bonus in fiscal 1998 (the "Named Executives").


                     Annual Compensation        Long Term Compensation
                                                             Securities
Name and                           Other Annual Restricted   Underlying
Principal    Fiscal Salary  Bonus  Compensation   Stock      Options (#)
Position      Year   ($)    ($)(1)    ($)(2)    Awards($)(3)
---------    -----  ------  ------ ------------ ------------ -----------
William J.   1998   275,000 12,943    36,421         --          --
Dore'        1997   275,000 12,329    23,986         --          --
Chairman of  1996   275,000 13,456    30,125         --          --
the Board,
President
and Chief
Executive
Officer

R. Clay      1998   150,000 55,082    30,570         --       6,000
Etheridge(4) 1997    12,500     --    25,450    100,375      30,000
Vice
President
International
Operations

James J.     1998    99,075 54,729     6,608         --          --
Dore'        1997    92,000 11,168     3,494         --          --
Vice         1996    83,375  8,364     1,442         --          --
President,
Diving
and Special
Services

Lawrence C.  1998    97,325 55,586     5,480         --          --
McClure      1997    90,000 13,022    11,700         --          --
 Vice        1996    84,750 18,930    11,000         --      40,000
President,
Offshore
Construction

Michael J.   1998   101,900 36,000     9,008         --          --
McCann (4)   1997    64,429     --    12,717         --      40,000
Vice
President,
Chief
Financial
Officer



(1)Includes  the  aggregate value of the Company's  contributions during each year to the Company's Profit Sharing and Retirement Plan. Also includes amounts awarded under the Company's Performance Bonus Plan adopted in 1998 pursuant to which performance awards granted in fiscal 1998 are paid in three annual installments with the first being paid at the time of award. Under this plan, Messers. Etheridge, James Dore', McClure and McCann received awards of $50,000, $40,000, $40,000, and $30,000, respectively, in fiscal 1998 of which 1/3 was paid in fiscal 1998.
(2)Amounts shown include the following: (i) Mr. William Dore'; for all years presented, primarily represents expenditures paid or incurred by the Company for Mr. Dore' personal account which were not reimbursed and were included in his income for tax purposes; (ii) Mr. Etheridge; for fiscal 1998 and 1997: relocation bonus, living allowance, and/or moving expense - $25,000 in each year; (iii) Mr. Jim Dore'; for fiscal 1998, 1997, and 1996: automobile allowance and/or value of personal use of Company automobile - $5,400, $3,494, and $1,442 respectively; (iv) Mr. McClure; for fiscal 1998, 1997, and 1996: relocation bonus, living allowance, and/or moving expense - $0, $6,500, $11,000 respectively; automobile allowance and/or value of personal use of Company automobile
   - $5,400, 5,200, and $0, respectively; and (v) Mr. McCann; for fiscal 1998 and 1997: relocation bonus, living allowance, and/or moving expense - $8,760 and $12,717, respectively.
(3)Based on the closing price of the Company's Common Stock on the date of grant. At the end of fiscal 1998, the aggregate number of restricted shares held by Messrs. William Dore', Etheridge, James Dore', McClure and McCann was 0, 11,000, 24,560, 0 and 0, respectively, and the aggregate value of such shares and held by each based upon the $20.375 market value on March 31, 1998, was: $0, $224,125, $500,410, $0, and $0, respectively.
(4)Mr. Etheridge joined the Company in March 1997. Mr. McCann joined the Company in July 1996.




     The following table contains information concerning grants of stock options under the Company's Stock Option Plans to the Named Executives during fiscal 1998:

                Option Grants in Last Fiscal Year



                       Individual Grants
                       -----------------
                           % of
                          Total
                         Options                       Potential Realizable
                         Granted                       Value at Assumed
                            to                         Annual Rate of
                        Employees Exercise             Stock Price
                           in     Price                Appreciation for
              Options    Fiscal    Per     Expiration   Option Term ($)(2)
    Name     Granted(1)   Year    Share($)    Date        5%      10%
----------   ---------- --------- -------- ----------  ------- ----------

William J.        --         --       --           --       --        --
Dore'

R. Clay        6,000       0.3%   16.625    2/10/2008   62,732   158,976
Etheridge

James J.          --         --       --           --       --        --
Dore'

Lawrence C.       --         --       --           --       --        --
McClure

Michael J.        --         --       --           --       --        --
McCann



(1) Mr. Etheridge's options were granted in February 1998 and vest 20% on each anniversary of the date of grant.
(2) The potential realizable value reflects price appreciation over the option exercise price.

      The table below sets forth the aggregate option exercises during the last fiscal year and the value of outstanding options at year end held by the Named Executives.



Aggregated Option Exercises During Fiscal 1998 and Option Values at Year End

                                            Number of
                                           Securities        Value of
                                           Underlying       Unexercised
                                           Unexercised      In-the-Money
                                           Options at       Options at
                                           Year End(#)      Year End($)(*)
                                           -----------      --------------
                     Shares
                    Acquired
                      on           Value      Exercisable/    Exercisable/
                   Exercise(#)   Realized($) Unexercisable   Unexercisable
---------------    -----------   ----------- -------------   -------------

William J. Dore'        --           --          -- / --           --/ --
R.Clay Etheridge        --           --        6,000/30,000    67,500/292,500
James J. Dore'          --           --      117,920/26,080 2,193,704/476,054
Lawrence C. McClure   4,000        61,062     49,600/38,400   898,191/674,624
Michael J. McCann     8,000        62,000          0/32,000         0/420,000


(*)   Based on the difference between the closing sale  price  of the Common Stock of $20.375 on March 31, 1998, and the exercise price.


      The Company's 1992 Stock Option Plan and the 1998 Equity Incentive Plan (the "Option Plans") provide that, upon a change of control, the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash in accordance with the Option Plans, adjust the outstanding options as appropriate to reflect such change of control, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The Option Plans provide that a change of control occurs if any person, entity or group (other than William J. Dore' and his affiliates) acquires or gains ownership or control of more than 50% of the outstanding Common Stock or, if after certain enumerated transactions, the persons who were directors before such transaction cease to constitute a majority of the Board of Directors.


Compensation Committee Report on Executive Compensation

      This report is submitted in response to the Securities and Exchange Commission rules which require the inclusion of a report from the Compensation Committee of the Board of Directors which discusses the compensation policies for executive officers and the committee's rationale for compensation paid to the Chief Executive Officer including the specific relationship of corporate performance to executive compensation.

     Executive compensation at the Company is administered by the Compensation Committee of the Board of Directors. It is the Compensation Committee's responsibility to set the compensation philosophy for the Company's executive officers, to approve and administer the Company's incentive and benefit plans, to monitor the performance and compensation of executive officers and other key employees and to set compensation and make awards under the Company's incentive plans that are consistent with the Company's compensation philosophy and the performance of the Company and its executive officers. The Compensation Committee believes that shareholders are best served when the compensation structure for executive officers focuses them on building long-term shareholder value while not neglecting current earnings. Total compensation for the Company's Chief Executive Officer is based upon the same factors and determined in the same way as the Company's other executive officers.

      The Company's executive compensation program consists of three principal elements: (1) base salary, (2) potential for annual incentive compensation awards, which provide for cash bonuses based on overall Company performance as well as individual performance, and (3) the opportunity to earn long-term stock-based awards which provide long-term incentives that are intended to encourage the achievement of superior results over time and to align the interests of executive officers with those of shareholders. The annual incentive compensation awards and long-term stock-based awards constitute the performance-based portion of total compensation.

      The compensation program is structured to provide senior management with a total compensation package that, at expected levels of performance, is competitive with those provided to executives who hold comparable positions or have similar qualifications in other similarly situated organizations. Peer companies are specifically utilized by the Committee in evaluating compensation levels of the Named Executives; however, the Compensation Committee also receives advice from time to time regarding compensation levels from Towers Perrin, an outside compensation consulting firm, which utilizes a number of other sources, including information from other companies.

     Base Salary Program. The Compensation Committee establishes base salary levels of the Chief Executive Officer and other executive officers after review of salary survey data of other companies in the oil service industry having annual sales or revenues generally similar in size to the Company, with particular emphasis given to those other companies in the same geographic area as the Company. By reviewing the salary data of such other companies from time to time, the Compensation Committee intends to try to ensure that the base salaries established by the Compensation Committee are generally within the range of base salaries paid by the other companies. The base salary established for each executive officer also takes into account the executive's particular experience and level of responsibility.

      Beginning in fiscal 1998 base salaries of the executive officers are being reviewed annually, with adjustments made based on any updated salary data, increases in the cost of living, job performance of the executive officer over time, the expansion of duties and responsibilities, if any, of the executive officer and general market salary levels. No specific weight or emphasis is placed on any one of these factors. In fiscal 1998, the Compensation Committee did not increase the base salary of the Chief Executive Officer but increased the base salary of the other Named Executives by amounts ranging from 0% to 27%.

       Short Term Incentive Compensation. Annual incentive compensation awards enable the Named Executives and other key employees of the Company to earn annual cash bonuses, based upon the Company's financial results meeting or exceeding budget as well as individual performance. The Company's short-term incentive plan is designed to provide a total cash compensation package that at expected levels of performance approximate the 50th percentile for peer group companies. Considering the Company's performance relative to the budget, the Compensation Committee recommends incentive compensation awards and contributions to the Company's defined contribution profit sharing retirement plan. Incentive compensation awards and contributions to the profit sharing retirement plan for fiscal 1998 performance have not yet been determined. During fiscal 1998, the Chief Executive Officer did not receive an incentive compensation award and the other Named Executives received awards totaling $25,082 (ranging from 0% to 6.2% of their fiscal 1998 compensation). During fiscal 1998, the Company adopted a Performance Bonus Plan to provide for awards to key employees, including executive officers. The performance bonus awards are paid in three equal installments, with the first installment paid at the time of the award. The Chief Executive Officer did not receive a performance bonus award in fiscal 1998 and the other Named Executives received total awards of $160,000 of which one-third was paid in fiscal 1998. During fiscal 1998, the Chief Executive Officer received a profit sharing and retirement plan contribution of $12,943, and the other Named Executives received contributions totaling $52,574.

      Long-Term Incentive Compensation. The long-term incentive portion of the Company's executive compensation scheme is administered through the Company's Restricted Stock Plan and the Option Plans, each established by the Board of Directors of the Company to provide a means by which certain employees of the Company, including executive officers, could develop an economic interest, through ownership in the Company's Common Stock, in the financial success of the Company. After reviewing the stock option and restricted stock award position of each executive officer, the Compensation Committee made awards to certain executive officers and other key employees, in order to enhance the recipients' desire to remain with the Company and devote their best efforts to its business by more closely aligning executives' and shareholders' long-term interests. The Company did not grant any stock options or restricted stock awards during fiscal 1998 to the Chief Executive Officer, and granted a total of 6,000 options and no shares of restricted stock to the other executive officers.

     Section 162(m). Section 162(m) of the Internal Revenue Code ("Section 162(m)"), enacted in 1993, imposes a limit of $1 million, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to each of its chief executive officer and four other most highly compensated executive officers. None of the Company's executive officers currently receives compensation exceeding the limits imposed by Section 162(m). While the Compensation Committee cannot predict with certainty how the Company's executive compensation might be affected in the future by the Section 162(m) or applicable tax regulations issued thereunder, the Compensation Committee intends to try to preserve the tax deductibility of all executive compensation while maintaining the Company's executive compensation program as described in this report.

                              Compensation Committee
                              Edward P. Djerejian, Chairman
                              Myron J. Moreau




                    COMPARATIVE STOCK PERFORMANCE

      The Performance Graph below compares the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return of the Standard & Poor's 500 Index (the "S&P 500 Index")
and a weighted index of a group of five companies in the Company's and related industries (the "Peer Group"). The Peer Group is comprised of Stolt Comex Seaway, Noble Drilling Corporation, Jay Ray McDermott, Inc. S.A., Oceaneering International, Inc., and Offshore Logistics, Inc. Cumulative total return is based on annual total return, which assumes reinvested dividends for the period shown in the Performance Graph and assumes that $100 was invested on February 10, 1993 (the date of the Company's initial public offering), in each of Global, the S&P 500 Index and the Peer Group. The Peer Group investment is weighted based on the market capitalization of each individual company within the Peer Group. The results shown in the graph below are not necessarily indicative of future performance.


               March 31,  March 31,  March 31,  March 31,  March 31,  March 31,
                 1993       1994       1995       1996       1997       1998
               ---------  ---------  ---------  ---------  ---------  ---------

Global            $100      $105       $128        $242       $492       $938
Industries, Ltd.
Peer Group        $100      $102        $96        $138       $186       $325
S&P 500           $100      $102       $117        $154       $185       $269





           PROPOSAL TO APPROVE GLOBAL INDUSTRIES, LTD.
                   1998 EQUITY INCENTIVE PLAN


General

      The Board of Directors has adopted the Global Industries, Ltd. 1998 Equity Incentive Plan (the "1998 Plan") and proposes that shareholders approve the 1998 Plan at the Annual Meeting. The purpose of the 1998 Plan is to enable the Company and its subsidiaries to attract able persons to serve as officers and employees and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries. A further purpose of the 1998 Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries.

      The Board of Directors originally adopted the 1998 Plan on February 10, 1998 because an insufficient number of shares remained available under the Company's 1992 Restricted Stock Plan. On May 27, 1998, the Board of Directors determined to amend and restate the 1998 Plan to permit awards of stock options as well as restricted stock and to enhance the flexibility of the administration of the 1998 Plan. The 1998 Plan is intended as a replacement for the Company's existing 1992 Stock Option Plan and its 1992 Restricted Stock Plan. Although such plans will not be terminated, the Company does not expect to issue additional options or Restricted Stock Awards under these plans after approval of the 1998 Plan by the Company's Shareholders.

Summary of 1998 Plan

     The following general description of certain features of the 1998 Plan is qualified in its entirety by reference to the 1998 Plan, which is attached as Appendix A. Capitalized terms not otherwise defined herein have the meaning ascribed to them in the 1998 Plan.

     The 1998 Plan provides that the Company may grant options to purchase shares of Common Stock and may grant restricted stock awards. Awards may consist of any combination of options and restricted stock awards. The terms applicable to these various types of awards, including those terms that may be established by the Administrator when making or administering particular awards, are set forth in detail in the 1998 Plan. The Administrator may make awards under the 1998 Plan until February 10, 2008. The 1998 Plan will remain in effect until all options granted under the 1998 Plan have been satisfied or expired and all shares of restricted stock granted under the 1998 Plan have vested or been forfeited.

      Eligibility. Awards may be granted only to persons who, at the time of grant, are employees (including executive officers) of the Company or one of its Subsidiaries. Awards may be granted on more than one occasion to the same person. Substantially all of the employees of the Company's and its Subsidiaries are eligible to receive Awards under the 1998 Plan. At May 31, 1998, the Company and its Subsidiaries had approximately 1,560 employees.

      Stock Options. Options granted under the 1998 Plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or options that are not intended to so qualify. The Administrator may designate the employees to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 1998 Plan. The term of any option granted under the 1998 Plan shall be determined by the Administrator; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiary within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock of options granted under the 1998 Plan will be determined by the Administrator; provided, however, that such exercise price cannot be less than the market value of a share of Common Stock on a date the option is granted for incentive stock options and 85% of the market value on the date of grant for nonqualified stock options. Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiary within the meaning of Section 422(b)(6) of the Code must be at least 110% of the market value of a share at the time such option is granted. The market value of a share of Common Stock was $15.375 on June 25, 1998, which was the closing sales price of the Common Stock on the Nasdaq National Market on that date. The option exercise price is payable in the manner specified by the Administrator. An option may provide for the payment of the exercise price, in whole or in part, by delivery of a number of shares of Common
Stock (plus cash if necessary) having a market value per share equal to such exercise price. Moreover, an option may provide for a "cashless exercise" of the option.

      Each option will be issued pursuant to an Option Agreement which sets forth the terms of the option and must specify the effect of termination of employment on the exercisability of the option. The terms and conditions of the respective Option Agreements need not be identical.

      Restricted Stock Awards. A grant of restricted stock constitutes an immediate transfer to the recipient of record and beneficial ownership of the shares in consideration of the performance of services by the recipient (or other consideration determined by the Administrator). The recipient is entitled immediately to voting and other ownership rights in the shares, subject to restrictions referred to in the 1998 Plan or contained in the related Restricted Stock Agreement. The transfer may be made without additional cash consideration or in consideration of a payment by the recipient that is less than the market value of the shares on the date of grant. Each grant may, in the discretion of the Administrator, limit the recipient's dividend rights during the period in which the shares are subject to a substantial risk of forfeiture and restrictions on transfer.

      Restricted stock must be subject, for a period or periods determined by the Administrator at the date of grant, to one or more restrictions on disposition and certain obligations to forfeit such shares as determined by the Administrator. The restrictions on disposition and forfeiture obligations may lapse based upon (a) the Company's attainment of specific performance targets established by the Administrator (b) the number of years the grantee remains an employee of the Company, or (c) a combination of both factors. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition restrictions and forfeiture obligations lapse. An employee may not sell, transfer, pledge, or otherwise dispose of such shares until the expiration of the disposition restrictions and forfeiture obligations.

      Shares  Subject  to  the Plan.  Subject  to  adjustment  as provided in the 1998 Plan, the aggregate number of shares of Common Stock that may be issued under the 1998 Plan shall not exceed 3,200,000 shares. Shares shall be deemed to have been issued under the 1998 Plan only to the extent actually issued and delivered pursuant to an option or a grant of restricted stock. To the extent that an option or a grant of restricted stock lapses or the rights of the recipient with respect thereto terminate, any shares of Common Stock then subject to such option or grant of restricted stock will again be available for grant under the 1998 Plan. The number of shares of Common Stock that
(i) may be subject to options granted to any one individual during any calendar year may not exceed 100,000 shares and that
(ii) may be granted as restricted stock to any one individual during any calendar year may not exceed 100,000 shares (in each case subject to adjustment as provided in the 1998 Plan). The limitation set forth in clause (i) of the preceding sentence will be applied in a manner which will permit compensation generated in connection with options awarded under the 1998 Plan by the Compensation Committee to constitute "performance based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to options that are canceled or repriced.

      Change of Control. The 1998 Plan provides that, upon a change of control, (i) with respect to outstanding options, the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash in accordance with the 1998 Plan, adjust the outstanding options as appropriate to reflect such change of control, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option been exercised prior to the change of control and (ii) with respect to restricted stock awards, the
Compensation   Committee  may  provide  that   all   restrictions
applicable  to  the  Restricted  Stock  shall  lapse,  that   all
restrictions applicable to such Restricted Stock that would expire or could be satisfied within twelve months of the change of control shall lapse or be deemed to have been satisfied or that such change of control shall have no effect on the restrictions applicable to such Restricted Stock. The 1998 Plan provides that a change of control occurs if (a) any person (other than William J. Dore' and his affiliates, the Company or any Subsidiary of the Company or with certain exceptions any employee benefit plan of the Company (the "Excluded Persons")) becomes the beneficial owner of securities representing 50% or more of the combined voting power of the Company's outstanding securities;
(b) individuals who constituted the Board of Directors, as of May 30, 1998 cease for any reason to constitute at least a majority of the Board (unless such individuals' election is approved by a vote of a majority of the incumbent Board); (c) any merger, consolidation or other reorganization or similar transaction occurs in which the Company is not the "Controlling Corporation" (as described below); or (d) any dissolution or liquidation of the Company or any sale or lease of all or substantially all of the Company's assets (other than to Excluded Persons) occurs. For purposes of clause (c) above, the Company will generally be
considered   the   "Controlling  Corporation"  in   any   merger,
consolidation,  reorganization  or  similar  transaction   unless
either  (1) the Company's shareholders immediately prior to  such
transaction   would  not,  immediately  after  such  transaction,
beneficially own securities of the resulting entity that would entitle them to elect a majority of the Board of Directors of the resulting entity, or (2) those persons constituting the Company's Board of Directors immediately prior to such transaction would not, immediately after such transaction, constitute a majority of the directors of the resulting entity.

      Transferability. No options (other than incentive stock options) are transferable by the recipient except (i) by will or the laws of descent and distribution, (ii) by a qualified domestic relations order or (iii) with the consent of the Administrator. An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution and may not be exercised during the optionee's lifetime except by the optionee or the optionee's guardian or legal representative.

      Adjustments. The maximum number of shares that may be issued under the 1998 Plan, as well as the number or type of shares subject to outstanding options and restricted stock awards and the applicable exercise prices per share will be adjusted appropriately in the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events.

      Administration and Amendments. The 1998 Plan provides that a committee comprised solely of two or more "outside directors" (as defined by Section 162(m) of the Code and applicable interpretive authority thereunder and within the meaning of the term "Non-Employee Director" as defined by Rule 16b-3 under the Exchange Act) serves as the Administrator of awards under the 1998 Plan with respect to persons subject to Section 16 of the Exchange Act. Until otherwise determined by the Board of
Directors, the Compensation Committee serves as such committee under the 1998 Plan. The Chief Executive Officer of the Company or the Compensation Committee may serve as Administrator with respect to any person not subject to Section 16 of the Exchange Act.

      The Board in its discretion may terminate the 1998 Plan at any time with respect to any shares of Common Stock for which awards have not yet been granted. The Board of Directors, has the right to alter or amend the 1998 Plan or any part thereof from time to time; provided that no change in any award theretofore granted may be made which would impair the rights of the recipient thereof without the consent of such recipient. Without shareholder approval, the Board of Directors, may not amend the 1998 Plan to (a) increase the maximum aggregate number of shares that may be issued under the 1998 Plan or (b) change the class of individuals eligible to receive awards under the 1998 Plan.

Grants Under the 1998 Plan

      Annual benefits that may be awarded under the 1998 Plan, including to executive officers, in a given year are not known. It is not anticipated that any further material awards will be made to employees under the 1992 Stock Option Plan or the 1992 Restricted Stock Plan. Through June 25, 1998, no options to purchase Common Stock have been granted under the 1998 Plan any employees or to any of the Named Executives. Through June 25, 1998, restricted stock awards of 97,500 shares of Common Stock have been granted to 75 employees. No restricted stock awards have been made to any of the Named Executives or any other current executive officers of the Company. The restrictions on the shares subject to the Restricted Stock Awards lapse 33.3% on each of the third, fourth, and fifth anniversary of the date of award. The closing sales price of the Common Stock was $15.375 per share on June 25, 1998.

United States Federal Income Tax Consequences

      The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 1998 Plan based on federal income tax laws in effect on June 30, 1998. This summary applies to the 1998 Plan as normally operated and is not intended to provide or supplement tax advice to eligible participants. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

     Non-qualified Stock Options. In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and
(iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term, mid-term or long-term capital gain (or loss) depending on how long the shares have been held.

      The total number of shares of Common Stock subject to options granted to any one recipient during any calendar year is limited under the 1998 Plan for the purpose of qualifying any compensation realized upon exercise of such options that are granted by the Compensation Committee as "performance-based compensation" as defined in Section 162(m) of the Code in order to preserve tax deductions by the Company with respect to any such compensation in excess of one million dollars paid to "Covered Employees" (i.e., the Company's Chief Executive Officer and the four highest compensated officers of the Company or those individuals deemed to be executive officers of the Company (other than the Chief Executive Officer) and who are officers of the Company on the last day of the year in question). Options granted by the Chief Executive Officer will not qualify as "performance-based compensation" and will be subject to the limitation on deductibility under Section 162(m) of the Code; however, it is not anticipated that the Chief Executive Officer would have the authority to make grants to Covered Employees.

      Incentive Stock Options. No taxable income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. However, upon exercise, the difference between the fair market value and the exercise price may be subject to the alternative minimum tax. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the issuance of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option exercise price should be taxed to the optionee as mid-term or long-term capital gain and any loss sustained will be a mid-term or long-term capital loss.

      If shares of Common Stock acquired upon the exercise of incentive stock options are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option exercise price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as a short-term, mid-term or long-term capital gain (or loss) depending on the holding period.

      As described above with respect to non-qualified stock options, the 1998 Plan has been designed to qualify any ordinary compensation income recognized by optionees with respect to incentive stock options granted by the Compensation Committee as "performance-based compensation" as defined in Section 162(m) of the Code.

      Restricted Stock Awards. A recipient of restricted stock generally will be subject to tax at ordinary income tax rates on the fair market value of the restricted stock reduced by any amount paid by the recipient at the time the shares are no longer subject either to a risk of forfeiture or restrictions on transfer for purpose of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a
Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends. Awards of restricted stock to Covered Employees will not qualify as "performance-based compensation" and the Company will be subject to the limitation on deductibility under Section 162(m) of the Code.

      Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

      Tax Consequences to the Company or Subsidiary. Section 162(m) of the Code limits the ability of the Company to deduct compensation paid during a fiscal year to a Covered Employee in excess of one million dollars, unless such compensation is based on performance criteria established by the Committee or meets another exception specified in Section 162(m) of the Code. Certain awards described above will not qualify as "performance-based compensation" or meet any other exception under Section 162(m) of the Code and, therefore, the Company's deductions with respect to such awards will be subject to the limitations imposed by such Section. To the extent a recipient recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the recipient performs services will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of
Section 280G of the Code and (ii) either the compensation is "performance-based" within the meaning of Section 162(m) of the Code or the one million dollar limitation of Section 162(m) of the Code is not exceeded.

Vote Required

      The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the 1998 Plan, which approval is a condition to the effectiveness of the 1998 Plan. Accordingly under Louisiana law, the Company's Amended and Restated Articles of Incorporation and bylaws, abstentions have the same legal effect as a vote against this proposal, but a broker non-vote is not counted. The persons named in the proxy intend to vote for the adoption of the 1998 Plan, unless otherwise instructed.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL  OF
THE 1998 PLAN AS DESCRIBED ABOVE AND AS SET FORTH IN APPENDIX A.

         SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

       Shareholders may propose matters to be presented at shareholders' meetings and may also nominate persons to be directors, subject to the formal procedures that have been established.

Proposals for 1999 Annual Meeting

     Pursuant to rules promulgated by the Securities and Exchange Commission, any proposals of shareholders of the Company intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 1999 and included in the Company's proxy statement and form of proxy relating to that meeting, must be received at the Company's principal executive offices, 107 Global Circle, Lafayette, Louisiana 70503, no later than March 8, 1999. Such proposals must be in conformity with all applicable legal provisions, including Rule 14a-8 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

      In addition to the Securities and Exchange Commission rules described in the preceding paragraph, the Company's bylaws provide that for business to be properly brought before any annual meeting of shareholders, it must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder of the Company who is a shareholder of record at the time of giving of the required notice described below, who shall be entitled to vote at such meeting and who complies with the following notice procedures. For business to be brought before an annual meeting by a shareholder of the Company, the shareholder must have given timely notice in writing of the business to be brought before such Annual Meeting to the Secretary of the Company. To be timely for the 1999 Annual Meeting, a shareholder's notice must be delivered to or mailed and received at the Company's principal executive offices, 107 Global Circle, Lafayette, Louisiana 70503, on or before May 10, 1999. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of voting stock of the Company which are owned beneficially by the shareholder, (d) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to bring the proposed business before the meeting, and
(e) a description of any material interest of the shareholder in such business. A shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions.

Nominations for 1999 Annual Meeting and for Any Special Meetings

      Pursuant to the Company's bylaws, only persons who are nominated in accordance with the following procedures are eligible for election as directors. Nominations of persons for election to the Company's Board of Directors may be made at a meeting of shareholders only (a) by or at the direction of the Board of Directors or (b) by any shareholder of the Company who is a shareholder of record at the time of giving of the required notice described below, who shall be entitled to vote for the election of directors at the meeting, and who complies with the following notice procedures. All nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to or mailed and received at the Company's principal executive offices, 107 Global Circle, Lafayette, Louisiana 70503, (i) with respect to an election to be held at the 1999 Annual Meeting of Shareholders on or before May 10, 1999, and (ii) with respect to any election to be held at a special meeting of shareholders, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. A shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder, and
(ii)  the  class  and number of shares of capital  stock  of  the
Company which are beneficially owned by the shareholder. In the event a person who is validly designated as a nominee for election as a director shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the shareholder who proposed such nominee, as the case may be, may designate a substitute nominee. A shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions.


                           COMPLIANCE

      The Company believes, based upon a review of the forms and amendments furnished to it, that during fiscal year 1998 the Company's directors and officers complied with the filing requirements under Section 16(a) of the Securities Exchange Act of 1934, except that Mr. Michael J. McCann who became an executive officer during fiscal 1998 was late in filing his Initial Statement of Beneficial Ownership on Form 3 and Mr. Michael J. Pollock, a director was late in filing a Statement of Change in Beneficial Ownership on Form 4.


        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche LLP, independent public accountants, have been the principal independent auditors for the Company since October 1991. The Company expects that they will continue as the Company's principal independent auditors. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.


                            GENERAL

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

      The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, special letter, telephone, telegram or otherwise. Brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record will be requested to forward solicitation materials to the beneficial owners thereof and will be reimbursed by the Company for their expenses. The Company has retained the services of American Stock Transfer & Trust Company to assist in the solicitation of proxies either in person or by mail, telephone or telegram, at an estimated cost of $10,000, plus expenses.


                  ANNUAL REPORT AND FORM 10-K

      The Company's Annual Report to Shareholders containing audited financial statements for the year ended March 31, 1998, is being mailed herewith to all shareholders entitled to vote at the Annual Meeting. The Annual Report to Shareholders does not constitute a part of this proxy soliciting material.

      A copy of the 1998 Annual Report on Form 10-K as filed with the Securities and Exchange Commission may be obtained, without charge, by writing the Company, Global Industries, Ltd., 107 Global Circle, Lafayette, Louisiana 70503, Attention:
Investor Relations.

                                                       APPENDIX A


                     GLOBAL INDUSTRIES, LTD.
                   1998 EQUITY INCENTIVE PLAN

                           I.  PURPOSE

      The  purpose  of  the Global Industries, Ltd.  1998  EQUITY
INCENTIVE PLAN is to provide a means through which Global Industries, Ltd. and its subsidiaries may attract able persons to enter the employ of the Company (as defined below) or its Subsidiaries, and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Subsidiaries. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries. Accordingly, the Plan provides that the Company may grant to certain employees shares of Restricted Stock, or the option to purchase shares of Common Stock, as hereinafter set forth. Options granted under the Plan may be either Incentive Stock
Options  or  options  that  do  not  constitute  Incentive  Stock
Options.

                        II.  DEFINITIONS

      The following definitions (including any plural thereof) shall be applicable throughout the Plan unless specifically modified by any Section:

     (a) "ADMINISTRATOR" means (i) in the context of Awards made to, or the administration (or interpretation of any provision) of the Plan as it relates to, any person who is subject to
Section 16 of the Exchange Act (including any successor section to the same or similar effect, "Section 16"), the Committee, or
(ii) in the context of Awards made to, or the administration (or interpretation of any provision) of the Plan as its relates to, any person who is not subject to Section 16, the Committee or the Chief Executive Officer of the Company if the Chief Executive Officer is a Director.

     (b)  "AWARD" means an Option or grant of Restricted Stock.

     (c)  "BOARD" means the Board of Directors of the Company.

      (d) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section.

      (e) "COMMITTEE" means a committee of the Board comprised solely of two or more outside Directors (within the meaning of the term "outside directors" as used in Section 162(m) of the Code and applicable interpretive authority thereunder and so long as the Company is subject to Section 16 of the Exchange Act within the meaning of "Non-Employee Director" as defined in Rule 16b-3). Such committee shall be the Compensation Committee of the Board unless and until the Board designates another committee of the Board to serve as the Committee as described in the Plan.

      (f) "COMMON STOCK" means the common stock, $.01 par value, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section IX(b).

      (g)   "COMPANY"  shall  mean  Global  Industries,  Ltd.,  a
Louisiana corporation, or any successor thereto.

      (h) "DIRECTOR" means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

      (i) "DISABILITY" means any permanent and total disability as defined in section 22(e)(3) of the Code.

      (j) "EMPLOYEE" means any person (which may include a Director) in an employment relationship with the Company or with respect to Incentive Stock Options, any parent or subsidiary corporation as defined in section 424 of the Code, or with respect to Awards that do not constitute an Incentive Stock Option, any Subsidiary of the Company.

      (k)   "EXCHANGE ACT" means the Securities Exchange  Act  of
1934, as amended, and the rules and regulations promulgated thereunder.

      (l) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of section 422 of the Code.

      (m) "MARKET VALUE PER SHARE" means, as of any specified date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal securities market in which the Common Stock is then traded. If the Common Stock is not publicly traded at the time a determination of "Market Value per Share" is required to be made hereunder, the determination of such amount shall be made by the Administrator in such manner as it deems appropriate.

      (n)   "OPTION"  means  an option to purchase  Common  Stock
granted  under  Section  VII   of  the  Plan  and  includes  both
Incentive  Stock  Options  and Options  that  do  not  constitute
Incentive Stock Options.

      (o) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee with respect to, and evidencing the grant of, an Option.

      (p) "OPTIONEE" means an employee who has been granted an Option.

      (q)   "PLAN" means the Global Industries, Ltd. 1998 Equity
Incentive Plan, as amended from time to time.

      (r) "RESTRICTED STOCK" means shares of Common Stock granted pursuant to Section VIII of the Plan as to which neither the substantial risk of forfeiture nor the restriction on transfers referred to therein has expired.

      (s) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a recipient of Restricted Stock with respect to, and evidencing the grant of, Restricted Stock.

      (t) "RULE 16B-3" means Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time, any successor rule, regulation or statue fulfilling the same or similar function.

      (u) "SUBSIDIARY" means any entity other than the Company (whether a partnership, trust, corporation, limited liability company or other) with respect to which the Company, directly or indirectly through one or more other entities, owns equity interests possessing 25 percent or more of the total combined voting power of all equity interests of such entity (excluding voting power that arises only upon the occurrence of one or more specified events).

          III.  EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan shall become effective upon the date of its adoption by the Board; provided, that the Plan is approved by the shareholders of the Company within twelve months thereafter.
Notwithstanding any provision of the Plan or of any Option Agreement or Restricted Stock Agreement, no Option shall be exercisable, and no shares of Restricted Stock shall vest, prior to such shareholder approval. No further Options or Restricted Stock may be granted under the Plan after ten years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired, and all shares of Restricted Stock granted under the Plan have vested or been forfeited.

                       IV.  ADMINISTRATION

      (a) ADMINISTRATOR. The Plan shall be administered by the Administrator, so that Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is subject to Section 16, shall be made or effected by the Committee, and Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is not subject to Section 16, shall be made or effected by either the Committee or the Chief Executive Officer of the Company if the Chief Executive Officer is a Director.

     (b) POWERS. Subject to the express provisions of the Plan, the Administrator shall have authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be granted, whether an Incentive Stock Option or nonqualified Option shall be granted, and the number of shares to be subject to each Award. In making such determinations, the Administrator shall take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success and such other factors as the Administrator in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Administrator shall also have the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the Option Agreements and the Restricted Stock Agreements, including such terms, restrictions and provisions as shall be requisite in the judgment of the Administrator to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Administrator on the matters referred to in this Section IV shall be conclusive; provided, however, that in the event of any conflict in any such determination as between the Committee and the Chief Executive Officer of the Company, each acting in capacity as Administrator of the Plan, the determination of the Committee shall be final and conclusive. All decisions and determinations of the Committee shall be made by a majority of the members thereof.

        V.  SHARES SUBJECT TO THE PLAN; GRANT OF OPTIONS;
                    GRANT OF RESTRICTED STOCK

      (a) SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section IX(b), the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3,200,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Option or a grant of Restricted Stock. To the extent that an Option or a grant of Restricted Stock lapses or the rights of the recipient with respect thereto terminate, any shares of Common Stock then subject to such Option or grant of Restricted Stock shall again be available for grant under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that (i) may be subject to Options granted to any one individual during any calendar year may not exceed 100,000 shares and (ii) may be granted to any one individual during any calendar year as Restricted Stock, may not exceed 100,000 shares (in each case subject to adjustment as provided in Section IX(b)). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with Options (and grants of Restricted Stock) awarded under the Plan by the Committee that is intended to constitute "performance based" compensation for purposes of section 162(m) of the Code to so qualify, to the extent possible, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

      (b) GRANT OF OPTIONS. The Administrator may from time to time grant Options to one or more Employees determined by it to be eligible for participation in the Plan in accordance with the terms of this Plan.

      (c) GRANT OF RESTRICTED STOCK. The Administrator may from time to time grant Restricted Stock to one or more Employees determined by it to be eligible for participation in the Plan in accordance with the terms of this Plan.

     (d)  STOCK OFFERED.  Subject to the limitations set forth in
Section V(a) above, the stock to be offered pursuant to an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. All authorized and unissued shares issued as Common Stock in accordance with the Plan, Option Agreements and Restricted Stock Agreements hereunder shall be fully paid and non-assessable shares. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

                        VI.  ELIGIBILITY

      Awards may be granted only to persons who, at the time of grant, are Employees. An Award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, Awards consisting of Options may include an Incentive Stock Option or an Option that is not an Incentive Stock Option or any combination thereof, and Awards may consist of any combination of Options and Restricted Stock.

                       VII.  STOCK OPTIONS

      (a) OPTION PERIOD. The term of each Option shall be as specified by the Administrator at the date of grant.

      (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Administrator at the date of grant.

      (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. An Incentive Stock Option may be granted only to an individual who is an Employee. To the extent that the aggregate Market Value per Share (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and Subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Administrator shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Market Value per Share of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee or the Optionee's guardian or legal representative.

      (d) OPTION AGREEMENT. Each Option may be exercisable for such periods (not to exceed 10 years from the date of grant thereof) and shall be evidenced by an Option Agreement in such form and containing such provisions, terms and conditions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of employment, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by delivery of a number of shares of Common Stock (plus cash if necessary) having a Market Value per Share equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option pursuant to procedures established by the Administrator with respect thereto. The terms and conditions of the respective Option Agreements need not be identical.

      (e) OPTION PRICE AND PAYMENT. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be set forth in the Option Agreement and shall be determined by the Administrator but, subject to adjustment as provided in
Section IX(b), such purchase price shall not be less than the Market Value per Share of a share of Common Stock on the date such Option is granted in the case of an Incentive Stock Option and 85% of the Market Value per Share of a share of Common Stock on the date such Option is granted in the case of an Option that is not an Incentive Stock Option. The Option or any portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Administrator. The purchase price of the Option or portion thereof shall be paid in full in the manner specified by the Administrator. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

      (f) SHAREHOLDER RIGHTS AND PRIVILEGES. The Optionee shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates representing such Common Stock have been registered in the Optionee's name.

      (g) OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation or other business combination of the employing corporation with the Company or any Subsidiary.

                     VIII.  RESTRICTED STOCK

      (a) OWNERSHIP OF RESTRICTED STOCK. Upon receipt by the Company of an executed Restricted Stock Agreement, each grant of Restricted Stock will constitute an immediate transfer of record and beneficial ownership of the shares of Restricted Stock to the recipient of the grant in consideration of the performance of services by such recipient (or other consideration determined by the Administrator), entitling the recipient to all voting and other ownership rights, but subject to the restrictions hereinafter referred or contained in the related Restricted Stock Agreement. Each grant may, in the discretion of the Administrator, limit the recipient's dividend rights during the period in which the shares of Restricted Stock are subject to a substantial risk of forfeiture and restrictions on transfer. In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the recipient shall, as the owner of Common Stock subject to restrictions hereunder, be entitled to new or additional shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, shall also be subject to all provisions of the Plan and the applicable Restricted Stock Agreement relating to substantial risk of forfeiture, restrictions and lapse of restrictions to the extent applicable to the shares with respect to which they were distributed; provided, however, that if the recipient shall receive rights, warrants or fractional interests in respect of any of such Common Stock, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the recipient free and clear of the restrictions hereafter set forth.


      (b)   SUBSTANTIAL  RISK OF FORFEITURE AND  RESTRICTIONS  ON
TRANSFER.   Each  grant  of Restricted Stock  will  provide  that
(i) the shares covered thereby will be subject, for a period or periods (which may be based upon achievement of performance standards) determined by the Administrator at the date of grant, to one or more restrictions, including, without limitation, a restriction that constitute a "substantial risk of forfeiture"
within the meaning of section 83 of the Code and applicable interpretive authority thereunder, and (ii) during such period or periods during which such restrictions are to continue, the transferability of the Restricted Stock subject to such restrictions will be prohibited or restricted in a manner and to the extent prescribed by the Administrator at the date of grant, including prohibitions on sale, assignment, pledge or hypothecation of the shares.

     (c) RESTRICTED STOCK HELD IN TRUST. Shares of Common Stock awarded pursuant to a grant of Restricted Stock may be held in trust by the Company for the benefit of the recipient until such time as the applicable restriction on transfer thereof shall have expired or otherwise lapsed, at which time certificates representing such Common Stock will be delivered to the recipient. Certificates representing Common Stock issued pursuant to the Plan shall be imprinted with a legend to the effect that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Plan and the Restricted Stock Agreement and applicable securities laws, and each transfer agent for the Common Stock shall be instructed to like effect in respect of such shares. In aid of such restrictions, the Company may require the recipient to execute and deliver to the Company a stock power in blank with respect to the shares and may, in its sole discretion, determine to retain possession of the certificates for shares with respect to which the restrictions have not lapsed. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to shares pursuant to the provisions of the Plan or the Restricted Stock Agreement related to such shares. In the event of the termination of the participant's employment with the Company, the participant shall be obligated, for no consideration, to forfeit and surrender such shares, to the extent then subject to restrictions, to the Company. The restrictions shall be binding upon and enforceable against any transferee.

      (d) RESTRICTED STOCK AGREEMENT; CONSIDERATION. (i) Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. The terms and conditions of the respective Restricted Stock Agreements need not be identical. Each grant of Restricted Stock may be made without additional consideration or in consideration of a payment by the recipient that is less than the Market Value per Share on the date of grant, as determined by the Administrator.

          (ii) As a condition to the issuance of shares of Common Stock to a recipient, such recipient must consent to the provisions of this Plan as then in effect and the Restricted Stock Agreement by executing a copy of the Restricted Stock Agreement and returning such executed copy to the Company. The failure by a recipient to execute and return a copy of such Restricted Stock Agreement within 30 days of its issuance shall constitute grounds for the forfeiture of any right to receive the shares of Common Stock potentially issuable pursuant to such Restricted Stock Agreement, in the discretion of the Administrator.

   IX.  RECAPITALIZATION, REORGANIZATION AND CHANGE IN CONTROL

     (a) NO EFFECT ON RIGHT OR POWER. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company or any Subsidiary to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, any merger or consolidation of the Company or any Subsidiary, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Subsidiary or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

       (b)    CHANGES   IN  COMMON  STOCK.   The  provisions   of
Section V(a) imposing limits on the numbers of shares of Common Stock covered by Awards granted under the Plan, as well as the number or type of shares or other property subject to outstanding Options and Restricted Stock grants and the applicable option prices per share, shall be adjusted appropriately by the Committee in the event of stock dividends, spin offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalization, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants, conversion or exchange of the Common Stock for a different number or kind of shares of stock or securities of the Company or another entity and similar transactions or events. If any such adjustment shall result in a fractional share, such fraction shall be disregarded.

      (c)   CHANGE  IN  CONTROL.  As used in the Plan,  the  term
"Change in Control" shall mean:

          (aa) any person (within the meaning of Section 13(d) or 14(d) under the Exchange Act, including any group (within the meaning of Section 13(d)(3) under the Exchange Act), a "Person") except a underwriter or group of underwriters in connection with a public offering of the Common Stock, is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (such Person being referred to as an "Acquiring Person") representing 50% or
     more   of   the  combined  voting  power  of  the  Company's
     outstanding  securities other than beneficial  ownership  by
     (i)  the Company or any Subsidiary of the Company, (ii)  any
     employee   benefit  plan  of  the  Company  or  any   Person
     organized, appointed or established pursuant to the terms of any such employee benefit plan (unless such plan or Person
     is  a  party  to  or  is  utilized  in  connection  with   a
     transaction led by Outside Persons), or (iii) William J. Dore' or any Person controlling, controlled by or under common control with Dore' (Persons referred to in clauses
     (i) and (ii) hereof are hereinafter referred to as "Excluded
     Persons"); or

           (bb) individuals who constituted the Board as of May 30, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to May 30, 1998 whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

           (cc) the Company mergers with or consolidates into or engages in a reorganization or similar transaction with another entity pursuant to a transaction in which the Company is not the "Controlling Corporation"; or

          (dd) the Company sells, leases or otherwise disposes of all or substantially all of its assets, other than to Excluded Persons, or is dissolved or liquidated.

      For purposes of clause (aa) above, if at any time there exist securities of different classes entitled to vote separately in the election of directors, the calculation of the proportion of the voting power held by a beneficial owner of the Company's securities shall be determined as follows: first, the proportion of the voting power represented by securities held by such beneficial owner of each separate class or group of classes voting separately in the election of directors shall be determined, provided that securities representing more than 50% of the voting power of securities of any such class or group of classes shall be deemed to represent 100% of such voting power; second, such proportion shall then be multiplied by a fraction, the numerator of which is the number of directors which such class or classes is entitled to elect and the denominator of which is the total number of directors elected to membership on the Board at the time; and third, the product obtained for each such separate class or group of classes shall be added together, which sum shall be the proportion of the combined voting power of the Company's outstanding securities held by such beneficial owner.

      For purposes of clause (aa) above, the term "Outside Persons" means any Persons other than Persons described in clauses (aa) (i) or (iii) above (as to Persons described in clause (aa) (iii) above, while they are Excluded Persons) or members of senior management of the Company in office immediately prior to the time the Acquiring Person acquires the beneficial ownership described in clause (aa).

      For purposes of clause (cc) above, the Company shall be considered to be the Controlling Corporation in any merger, consolidation, reorganization or similar transaction unless either (1) the shareholders of the Company immediately prior to the consummation of the transaction (the "Old Shareholders") would not, immediately after such consummation, beneficially own, directly or indirectly, securities of the resulting entity entitled to elect a majority of the members of the Board of Directors or other governing body of the resulting entity or
(2) those persons who were Directors of the Company immediately prior to the consummation of the proposed transaction would not, immediately after such consummation, constitute a majority of the directors of the resulting entity, provided that (I) there shall be excluded from the determination of the voting power of the Old Shareholders securities in the resulting entity beneficially owned, directly or indirectly, by the other party to the transaction and any such securities beneficially owned, directly or indirectly, by any Person acting in concert with the other party to the transaction (unless such other party or such Person is William J. Dore',), (II) there shall be excluded from the determination of the voting power of the Old Shareholders securities in the resulting entity acquired in any such transaction other than as a result of the beneficial ownership of Company securities prior to the transaction and (III) persons who are directors of the resulting entity shall be deemed not to have been directors of the Company immediately prior to the consummation of the transaction if they were elected as directors of the Company within 90 days prior to the consummation of the transaction.

      Upon the occurrence of a Change in Control, with respect to each recipient of an Option hereunder, the Committee, acting in its sole discretion without the consent or approval of any optionee, shall effect one or more of the following alternatives, which may vary among individual Optionees: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each optionee an amount of cash per share equal to the excess of the amount calculated in the next sentence (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee may determine in its sole discretion (provided, however, in its sole discretion the Committee may determine that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such Option, the number and class of shares of stock or other securities or property to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this paragraph or the paragraph above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash. Upon the occurrence of a Change of Control, with respect to the recipient of Restricted Stock Awards the Committee, acting in its sole discretion, without the consent or approval of any holder of Restricted Stock may provide that (x) all restrictions applicable to such recipient's Restricted Stock shall lapse and the Restricted Stock shall vest in full, (y) all restrictions applicable to such recipient's Restricted Stock which would expire or be satisfied within twelve months of the Change of Control shall be deemed to have been satisfied and to that extent such Restricted Stock shall vest in full or (iii) such Change of Control shall have no effect on the restrictions applicable to such recipient's Restricted Stock.

            X.  AMENDMENT AND TERMINATION OF THE PLAN

      The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, provided that no change in any Award theretofore granted may be made which would impair the rights of the recipient thereof without the consent of such recipient, and provided further that the Board may not, without approval of the shareholders of the Company, amend the Plan to (a) increase the maximum aggregate number of shares that may be issued under the Plan or (b) change the class of individuals eligible to receive Awards under the Plan.

                       XI.  MISCELLANEOUS

     (a) NO RIGHT TO AN OPTION OR RESTRICTED STOCK. Neither the adoption of the Plan nor any action of the Board or the Administrator shall be deemed to give an employee any right to be granted an Award or any other rights hereunder except as may be evidenced by an Option Agreement or Restricted Stock Agreement duly executed and delivered on behalf of the Company, and then only to extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award. Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship.

      (b) NO EMPLOYMENT OR MEMBERSHIP RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any Subsidiary or (ii) interfere in any with the right of the Company or any Subsidiary to terminate his or her employment at any time.

      (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered thereby have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Administrator deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to (i) make deductions from any settlement or exercise of an Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations. The
Administrator may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (together with cash, as appropriate) to be used to satisfy required tax withholding based on the Market Value per Share of any such shares of Common Stock, as of the date of delivery of shares in satisfaction of the applicable Award; provided that election by any participant who is subject to Section 16 of the Exchange Act may only be made during the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of earnings and ending on the last business day of the third month of the fiscal quarter during which such announcement was made following such date.

      (d)   NO RESTRICTION ON CORPORATE ACTION.  Subject  to  the
restrictions contained in Section X, nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, whether or not such action would have an adverse effect on the Plan or any Award granted hereunder. No Employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

      (e) RESTRICTIONS ON TRANSFER OF OPTIONS AND CERTAIN UNDERLYING SHARES. An Option (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Section VII(c)) shall not be transferable otherwise than
(i)   by   will   or  the  laws  of  descent  and   distribution,
(ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Administrator.

      (f)   GOVERNING  LAW.   The Plan shall  be  constructed  in
accordance with the laws of the State of Texas.




                        (Front of Card)



PROXY               GLOBAL INDUSTRIES, LTD.
                 Proxy for 1998 Annual Meeting

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Dore' and Michael
J. McCann, and each of them, with or without the other, proxies, with full power of substitution, to vote all shares of stock that the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of Global Industries, Ltd. (the "Company"), to be held in Houston, Texas on August 5, 1998, at 10:00 a.m. (local time) and all adjournments and postponements thereof as follows:

     (1)  Election of Directors

          []  FOR all nominees listed       []  WITHHOLD AUTHORITY
               below (except as marked           to vote for all
               to the contrary below).           nominees listed below.

                (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

          William J. Dore'        James C. Day           Myron J. Moreau
          Michael  J.  McCann     Edward P. Djerejian    Michael J. Pollock


          (2)   Proposal  to approve the Global Industries,  Ltd.
          1998 Equity Incentive Plan.

          [] FOR     [] AGAINST   [] ABSTAIN

          (3) In their discretion, upon any other business which may properly come before said meeting.

          [] FOR     [] AGAINST   [] ABSTAIN



                  (continued on reverse side)
                         (Back of Card)



      This Proxy will be voted as you specify above. If no specification is made, this Proxy will be voted with respect to item (1) FOR the nominees listed, with respect to item (2) FOR approval of the 1998 Equity Incentive Plan and in accordance with the judgment of the persons voting the Proxy with respect to any other matters which may properly be presented at the meeting. Receipt of the Notice of the 1998 Annual Meeting and the related Proxy Statement is hereby acknowledged.

                           Dated:___________________________,1998



__________________________________________________
                                      Signature


__________________________________________________
                   Signature,  if  jointly held


                              Please sign your name exactly as it
                              appears hereon.  Joint owners  must
                              each   sign.    When   signing   as
                              attorney,  executor, administrator,
                              trustee  or  guardian, please  give
                              full  title  as it appears  hereon.
                              If  held  by a corporation,  please
                              sign in the full corporate name  by
                              the  president or other  authorized
                              officer.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
             PROMPTLY USING THE ENVELOPE PROVIDED.